EXECUTION VERSION

AMENDMENT NO. 2
TO
LOAN AND SECURITY AGREEMENT
This Amendment No. 2 to Loan and Security Agreement (“Amendment No. 2”) is executed as of August 7, 2023 (the “Second Amendment Effective Date”) by and among Structural Capital Investments III, LP, a Delaware limited partnership (“SCI” and together with any other lenders now or hereafter a party hereto, collectively “Lenders” and each a “Lender”), Ocean II PLO LLC, a California limited liability company, as administrative and collateral agent for Lenders (“Agent”) and Asure Software, Inc., a Delaware corporation (“Borrower”).

Recitals

WHEREAS, on September 10, 2021, Borrower, Lenders and Agent entered into that certain Loan and Security Agreement, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of May 20, 2022 (collectively, the “Loan Agreement,” and together with all exhibits, schedules, documents and agreements attached thereto and required thereby, the “Loan Documents”); and

    WHEREAS, the parties hereto have agreed to make certain modifications to the Loan Agreement to, inter alia, modify certain fees set forth in the Loan Agreement, as set forth in this Amendment No. 2.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and without limiting or amending any other provisions of the Loan Agreement, the parties hereby agree to modify the Loan Agreement and to perform such other covenants and conditions as follows:
I.Amended Definitions.

Section 1.1 of the Loan Agreement is hereby amended to modify the following definitions used in the Loan Agreement:
1.Amended Definitions: The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended and restated to read as follows:

“Fee Letter” means that certain Amended and Restated Fee Letter dated as of August 7, 2023, between Borrower and Agent for the benefit of Lenders with respect to the payment of certain fees in connection with the transactions contemplated under this Agreement, as the same may be amended, modified or supplemented from time to time.

2.Deleted Definition: The definition of “Final Payment Fee” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety from the Loan Agreement.
II.Amendments and Additions.
1.Clause (c) Section 2.4 of the Loan Agreement is hereby amended by deleting therefrom the words “including any costs or fees payable under the Fee Letter”.

2.Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“2.6     Prepayments; Commitment Termination.

(a)    Mandatory Prepayment Upon an Acceleration. If repayment of the Advances is either automatically or at the election of Agent pursuant to the terms hereof accelerated following the occurrence and continuance of an Event of Default, then Borrower shall immediately pay to Agent for the benefit of Lenders (i) all accrued and unpaid payments of interest with respect to the Outstanding Principal Balance due prior to the date of prepayment, (ii) all accrued and unpaid amounts of the Non-Utilization Fee; (iii) the Outstanding Principal Balance (including all amounts of PIK Interest that may have accrued thereon), (iv) the applicable Prepayment Fee, and (v) all other sums, if any, that shall have become due and payable hereunder with respect to the Advances, including all Obligations due hereunder.

(b)    Mandatory Prepayment Upon a Liquidation Event. If a Liquidation Event shall occur, or if the Advances and Obligations of Borrower hereunder are accelerated, then Borrower shall upon such Liquidation Event pay to Agent for the benefit of Lenders (i) all accrued and unpaid payments of interest with respect to the Advances due prior to such Liquidation Event, (ii) all accrued and unpaid amounts of the Non-Utilization Fee; (iii) the Outstanding Principal Balance (including all amounts of PIK Interest that may have accrued thereon), (iv) the applicable Prepayment Fee, and (v) all other sums, if any, that shall have become due and payable hereunder with respect to the Advances, including all Obligations due hereunder.

(c)    Voluntary Prepayment. Borrower may voluntarily prepay the Outstanding Principal Balance at any time, in whole or in part, provided that each of the following conditions is satisfied: Borrower pays to Agent for the benefit of Lenders (i) all accrued and unpaid payments of interest with respect to the Advances due up to and including the date of prepayment, (ii) all accrued and unpaid amounts of the Non-Utilization Fee; (iii) the Outstanding Principal Balance (including all amounts of PIK Interest that may have accrued thereon), (iv) the Prepayment Fee, and (v) all other sums, if any, that shall have become due and payable hereunder with respect to the Advances, including all Obligations due hereunder.”

3.Section 2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“2.8     Term. This Agreement shall become effective on the Closing Date and shall continue in full force and effect for so long as any Obligations remain outstanding (other than inchoate indemnity obligations). Notwithstanding the foregoing, Agent shall have the right to terminate any obligation to make Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default or upon the Commitment Termination Date. Notwithstanding termination, Agent’s Lien on the Collateral shall remain in effect for so long as any Obligations (including any accrued and unpaid amounts of the Non-Utilization Fee together with any amounts of the applicable Prepayment Fee) are outstanding (other than inchoate indemnity obligations) and upon payment in full of all Obligations, including any accrued and unpaid amounts of the Non-Utilization Fee together with any amounts of the applicable Prepayment Fee (other than inchoate indemnity obligations which are not the subject of an indemnity claim), Agent’s Lien on the Collateral shall terminate automatically.”
4.Clause “Sixth” of Section 9.9 of the Loan Agreement is hereby deleted in its entirety and the word “Reserved;” substituted in lieu thereof.

5.Subclause (a)(ii) of Section 11.1 of the Loan Agreement is hereby amended by deleting therefrom the words “or Final Payment Fee”.

6.Subclause (c)(iv) of Section 13.4 of the Loan Agreement is hereby amended by deleting therefrom the words “or the Final Payment Fee”.

7.Section 11.1 of the Loan Agreement is hereby amended to provide the following notice address for Agent and further amended to make the following the notice address for each Lender:

“800 Menlo Avenue, Suite 210
Menlo Park, CA 94025
Attn: Kai Tse
EMAIL: kai@structuralcapital.com”

III.Conditions Precedent and Subsequent to the Effectiveness of Amendment No. 2.
    The effectiveness of this Amendment No. 2, if at all, is subject to the fulfillment of each and every of the following conditions precedent in form and substance satisfactory to the Agent in its sole discretion:
(a)Borrower shall have duly executed and delivered the following (collectively, the “Amendment Documents”): (i) this Amendment No. 2 and (ii) the Fee Letter;

(b)Receipt by Agent of a duly executed officer’s certificate of Borrower containing the following documents; (i) resolutions of Borrower’s Board of Directors authorizing Borrower’s execution of this Amendment No. 2 and the Fee Letter; (ii) a good standing certificate from Borrower’s state of formation; and (iii) incumbency and representative signatures;

(c)Receipt by Agent of the (i) Breakup Fee (as defined in the Fee Letter) and (ii) the Success Fee (as defined in the Fee Letter);

(d)The representations and warranties contained in Section 5 of the Loan Agreement or in any Loan Document executed and delivered by any Loan Party shall be true and correct as of the Second Amendment Effective Date and no Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date;

(e)Borrower shall pay all Lender’s Expenses for the preparation and negotiation of this Amendment No. 2 (including without limitation all reasonable attorneys’ fees); and

(f)Such other documents, and completion of such other matters, as Agent may deem necessary or appropriate in its reasonable discretion.

    In addition, and without limitation or waiver of the foregoing, it shall be a condition subsequent to the continued effectiveness of this Amendment No. 2 that Borrower shall pay the Catch-Up Success Fee (as defined in the Fee Letter), if any such fee is payable in accordance with the terms of the Fee Letter.

IV.Additional and Terms and Conditions.

(a)Representations and Warranties of Borrower. Borrower represents, warrants and covenants to Agent and Lenders as of the Second Amendment Effective Date as follows:

(i)The Amendment Documents have been duly executed and delivered by the Borrower and each applicable Loan Party and constitute legal, valid and binding obligations of the applicable Loan Party, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principal of equity.

(ii)Except as set forth on the disclosure schedules the representations and warranties contained in the Loan Documents are true and correct in all material respects (without any duplication of materiality) as if made on the Second Amendment Effective Date, other than those representations and warranties made as of a specified date, which shall have been true and correct in all material respects (without any duplication of materiality) as of such specified date.

(iii)Assuming the effectiveness of this Amendment No. 2 and subject to the disclosure schedules, there exists no Default or Event of Default under the Loan Agreement as of the Second Amendment Effective Date.

(iv)The execution, delivery and performance by Borrower of this Amendment No. 2, the other Amendment Documents, and any other agreements or instruments required hereunder (x) have been duly authorized, and are not in conflict with nor constitute a breach of any provision of such Loan Party’s organizational documents (y) do not (1) require any authorization, consent or approval by any Governmental Authority, in each case other than has already been obtained or given will have been obtained or given prior to the time when required, (2) conflict with or result in a breach of any material law or any material regulation, order, writ, injunction or decree of any court or Governmental Authority or of any organizational documents, or (3) require the approval, authorization or consent of any trustee or holder of any indebtedness or obligation of any Loan Party under any material agreement, contract, lease or license or similar document or instrument to which any Loan Party is a party or by which any Loan Party is bound.

(b)No Control. Borrower warrants and represents, as a significant material inducement to Agent and the Lenders to enter hereinto, that none of Agent, any Lender nor any affiliate, officer, director, employee, agent, or attorney of any of the foregoing, have at any time, from Borrower’s date of formation through to the Second Amendment Effective Date, (i) exercised management or other control over the Borrower; (ii) exercised undue influence over Borrower or any of its officers, employees or directors; (iii) to Borrower’s knowledge, made any representation or warranty, express or implied, to any party on behalf of Borrower; (iv) entered into any joint venture; agency relationship, employment relationship, or partnership with Borrower; (v) directed or instructed Borrower on the manner, method, amount, or identity of payee of any payment made to any creditor of Borrower, and further, Borrower warrants and represents that by entering into this Amendment No. 2 that Agent any the Lenders have not, are not and will not have engaged in any of the foregoing.

(c)No Waiver. No course of dealing on the part of Agent or any Lender or any employees, officers or directors of any of the foregoing, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any failure of Agent or of any Lender at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

(d)No Defenses. As of the Second Amendment Effective Date, neither Borrower nor any Loan Party has any claims, counterclaims, defenses, or setoffs with respect to any of their obligations under the Loan Documents and does fully, finally, and forever releases and discharges Agent and the Lenders from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity, that Borrower or any Loan Party may have from any actions or omissions of Buyer in respect of the Loan Documents to the extent arising from events occurring prior to the date of this Amendment.

V.Integration Clause.

The Loan Agreement, as amended by this is Amendment No. 2, and each of the other Loan Documents executed as of the Second Amendment Effective Date and made effective as of the Second Amendment Effective Date, as amended, taken together constitute and contain the entire agreement among Borrower, Agent and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. NONE OF THE LOAN AGREEMENT OR THIS AMENDMENT NO. 2 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY THE AGENT, THE REQUIRED LENDERS AND BORROWER IN ACCORDANCE WITH SECTION 13.4(c) OF THE LOAN AGREEMENT. Each provision hereof shall be severable from every other provision when determining its legal enforceability under this Amendment No. 2 and the Loan Agreement, as amended by this Amendment No. 2, may be enforced to the maximum extent permitted under applicable law. This Amendment No. 2 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns. This Amendment No. 2 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. In the event of any contradiction or inconsistency among the terms and conditions of this Amendment No. 2 or the Loan Agreement the terms and conditions of this Amendment No. 2 shall prevail.

VI.Miscellaneous.

Unless otherwise defined, all initially capitalized terms in this Amendment No. 2 shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment No. 2 shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the Second Amendment Effective Date. Except as amended hereby, the Loan Agreement remains unmodified and unchanged. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The word “executed” shall be deemed to include signatures delivered by telecopy or other electronic imaging means (e.g. PDF by email) and further, electronic signatures or the keeping of records in electronic form shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of the page intentionally left blank. Signature pages to follow.]

In Witness Whereof, the parties hereto have caused this Amendment No. 2 to be executed as of the date first above written.

BORROWER:	ASURE SOFTWARE, INC., a Delaware corporation By:_/s/ Patrick Goepel___________________ Name: Patrick Goepel Title: Chief Executive Officer

30560089
[Signature Page to Amendment No. 2 to Loan and Security Agreement]

30560089
[Signature Page to Amendment No. 2 to Loan and Security Agreement]

LENDERS:    Structural Capital Investments III, LP,
    a Delaware limited partnership

    By:    Structural Capital GP III, LLC,
                             a Delaware limited liability company,
                              its General Partner

                            By:  /s/ Kai Tse
              Name: Kai Tse
             Title: Managing Member

Series Structural DCO II Series of Structural Capital DCO, LLC,
a Delaware limited liability company

    By:    Structural Capital GP III, LLC,
                              a Delaware limited liability company,
     its Manager

    By:  /s/ Kai Tse
    Name:  Kai Tse
    Title:    Managing Member

Series PCI Asure Series of Structural Capital Primary Co-Investment Fund, LLC,
a Delaware limited liability company

By:     Structural Capital GP III, LLC,
                              a Delaware limited liability company,
its Manager

By:  /s/ Kai Tse
Name: Kai Tse
Title:   Managing Member

        SQN Venture Income Fund II, LP,
        a Delaware limited partnership

By: /s/ Ryan McCalley
Name: Ryan McCalley
Title: Managing Partner

CEOF Holdings LP,
a Delaware limited partnership

By:    Corbin Capital Partners, L.P.,
     a Delaware limited partnership
     its Investment Manager

    By:_/s/ Daniel Friedman___________________
    Name: Daniel Friedman
    Title: General Counsel

30560089
[Signature Page to Amendment No. 2 to Loan and Security Agreement]

AGENT:
OCEAN II PLO LLC
a California limited liability company

By:    Structural Capital Management Company II, LP,
    a Delaware limited partnership,
    its Manager

    By:     Structural Capital GP, LLC,
        a Delaware limited liability company,
        its General Partner

        By:  /s/ Kai Tse
        Name: Kai Tse
        Title:    Managing Member

30560089
[Signature Page to Amendment No. 2 to Loan and Security Agreement]